UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2016

SI FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-54241	80-0643149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

803 Main Street, Willimantic, Connecticut 06226
(Address of principal executive offices, including zip code)

(860) 423-4581
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of SI Financial Group, Inc. (the “Company”) was held on May 11, 2016.  The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

1.	The following individuals were elected as directors, each for a three-year term by the following vote:

	FOR	WITHHELD
Rheo A. Brouillard	8,488,583	416,529
Roger Engle	8,382,224	522,888
Kevin M. McCarthy	8,442,390	462,722

There were 1,536,743 broker non-votes on the proposal.

2.
The appointment of Wolf & Company, P.C. as the independent registered public accounting firm of SI Financial Group, Inc. for the fiscal year ending December 31, 2016 was ratified by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
10,302,216	83,202	56,437

There were no broker non-votes on the proposal.

3.	The non-binding resolution to approve the compensation of the named executive officers as disclosed in the proxy statement was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
8,119,773	698,280	87,059

There were 1,536,743 broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SI FINANCIAL GROUP, INC.

Date: May 12, 2016	By:	/s/ Lauren L. Murphy
Lauren L. Murphy
Senior Vice President and Chief Financial Officer